SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported): December 18, 2002.



                         Commission file number 0-23111

                             A Novo Broadband, Inc.
                 (Name of Small Business Issuer in Its Charter)




                Delaware                                   31-1239657
    (State or Other Jurisdiction of                     (I.R.S. Employer
     Incorporation or Organization)                    Identification No.)

196 Quigley Blvd., New Castle, Delaware                       19720
(Address of Principal Executive Offices)                   (Zip Code)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On December 18, 2002, the registrant filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for Delaware. The registrant remains in possession of its assets and properties and continues to operate its businesses and manage its properties as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

         Further information concerning the circumstances of the filing are included in the registrant's press release issued on December 17, 2002, a copy of which is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The press release of the registrant is attached as Exhibit 99.1 to this report.

                                   SIGNATURES

         In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 18, 2002

                                  A NOVO BROADBAND, INC.

                                  By: /s/ Steve Easterday
                                      -------------------------------
                                        Steve Easterday
                                        Vice President and Principal
                                        Financial Officer

Exhibit Index
-------------

Exhibit No.                Document
-----------                --------

99.1                       Press Release dated December 17, 2002